Exhibit 99.1

This Statement on Form 3 is filed jointly by Oaktree Acquisition Holdings III LS, LLC, Oaktree Acquisition Holdings III LS GP, Ltd., Oaktree Capital Management, L.P., Oaktree Capital Management GP, LLC, Oaktree Capital Holdings, LLC, Oaktree Capital Group Holdings, L.P., Oaktree Capital Group Holdings GP, LLC, Brookfield Corporation, Brookfield Asset Management, Ltd. and and BAM Partners Trust.

The principal business address of each of Oaktree Acquisition Holdings III LS, LLC, Oaktree Acquisition Holdings III LS GP, Ltd., Oaktree Capital Management, L.P., Oaktree Capital Management GP, LLC, Oaktree Capital Holdings, LLC, Oaktree Capital Group Holdings, L.P. and Oaktree Capital Group Holdings GP, LLC is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. The principal business address of each of Brookfield Corporation, Brookfield Asset Management, Ltd. and BAM Partners Trust is c/o Oaktree Capital Management L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Acquisition Holdings III LS, LLC

Date of Event Requiring Statement: October 23, 2024

Issuer Name and Ticker or Trading Symbol: Oaktree Acquisition Corp. III Life Sciences (Nasdaq:OACC)

OAKTREE ACQUISITION HOLDINGS III Life Sciences, LLC

By: Oaktree Acquisition Holdings III LS GP, Ltd.

Its: Managing Member

By: Oaktree Capital Management, L.P.

Its: Director

By: /s/ Peter Boos

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Name: Peter Boos

Title: Vice President

By: /s/ Maria Attaar

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Name: Maria Attaar

Title: Vice President

OAKTREE ACQUISITION HOLDINGS III LS GP, LTD.

By: Oaktree Capital Management, L.P.

Its: Director

By: /s/ Peter Boos

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Name: Peter Boos

Title: Vice President

By: /s/ Maria Attaar

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Name: Maria Attaar

Title: Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By: /s/ Peter Boos

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Name: Peter Boos

Title: Vice President

By: /s/ Maria Attaar

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Name: Maria Attaar

Title: Vice President

OAKTREE CAPITAL MANAGEMENT GP, LLC

By: Oaktree Capital Holdings, LLC

Its: Managing Member

By: /s/ Peter Boos

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Name: Peter Boos

Title: Vice President

By: /s/ Maria Attaar

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Name: Maria Attaar

Title: Vice President

OAKTREE CAPITAL HOLDINGS, LLC

By: /s/ Peter Boos

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Name: Peter Boos

Title: Vice President

By: /s/ Maria Attaar

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Name: Maria Attaar

Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC

Its: General Partner

By: /s/ Martin Boksovich

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Name: Martin Boskovich

Title: Managing Director

By: /s/ Peter Boos

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Name: Peter Boos

Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By: /s/ Brian Price

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Name: Brian Price

Title: Senior Vice President

BROOKFIELD ASSET MANAGEMENT, LTD.

By: /s/ Kathy Sarpash

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Name: Kathy Sarpash

Title: Managing Director, Legal & Regulatory

BROOKFIELD CORPORATION

By: /s/ Swati Mandava

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Name: Swati Mandava

Title: Managing Director, Legal & Regulatory

BAM PARTNERS TRUST

By: /s/ Kathy Sarpash

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Name: Kathy Sarpash

Title: Secretary